EXHIBIT 5.1
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[GRAPHIC OMITTED]
[LOGO PRICWATERHOUSECOOPERS]
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                                                      PRICEWATERHOUSECOOPERS
                                                      LLP CHARTERED ACCOUNTANTS
                                                      Pricewaterhousecoopers
                                                      Place 250 Howe Street,
                                                      Suite 700 Vancouver,
                                                      British Columbia Canada
                                                      V6C 3S7 Telephone +1 604
                                                      806 7000 Facsimile +1 604
                                                      806 7806






                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS


We hereby consent to the incorporation by reference in the registration statement on Form F-10 (the "Registration Statement") of Teck Cominco Limited (the "Company") of our auditors' report dated February 4, 2005, on the consolidated balance sheets of the Company as at December 31, 2004 and December 31, 2003 and the consolidated statements of earnings, retained earnings and cash flows for the years then ended and of our report dated February 4, 2005 to the Board of Directors of the Company with respect to Supplementary Information Required under U.S. GAAP as at December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004.

We also consent to the references to us under the headings "Experts" and "Documents Filed as Part of the Registration Statement" in the Registration Statement.


/s/ PRICEWATERHOUSECOOPERS LLP

CHARTERED ACCOUNTANTS

Vancouver, Canada
June 15, 2005




PricewaterhouseCoopers refers to the Canadian firm of PricewaterhouseCoopers LLP and the other member firms of PricewaterhouseCoopers International Limited, each of which is a separate and independent legal entity.